UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 2, 2018

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. Third Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 625-9001

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2016, New Jersey Mining Company (the “Company”) entered into an agreement with J-J Farms LLC and Achievement Holdings LLC (collectively, the “Four Square”) to purchase Four Square’s interest in patented and unpatented mining claims located near the small town of Murray, Idaho (the “Agreement”).  Four Square owns 334 acres of patented mining claims and holds a leasehold interest in 348 acres of unpatented mining claims.  Pursuant to the Agreement, the Company will acquire the Four Square’s interest after making $800,000 in payments to Four Square as follows:

•

$200,000 in the Company’s Common Stock valued at $0.15 per share (1,333,333 shares total) paid at closing and $100,000 cash payable on or before September 30, 2018;

•

$200,000 in the Company’s Common Stock valued at $0.15 per share (1,333,333 shares total) and $100,000 cash, payable on or before September 30, 2019;

•

$200,000 payable in the Company’s Common Stock valued at $0.15 per share or cash, with half payable at Four Square’s discretion and half payable at the Company’s discretion, on or before September 30, 2020.

•

Four Square will retain a 2-percent Net Smelter Returns (NSR) royalty, half of which can be repurchased by the Company for $1-million.

If the above payments are not made, Four Square agrees to terminate the Agreement and the Company agrees to vacate and return the property.

Contemporaneous with the signing of the Agreement, the Company issued and delivered 1,333,334 restricted common shares, in reliance on Section 4(a)(2) of the Securities Act, to Four Square in satisfaction of the first payment obligation under the Agreement.

A form of the Agreement is attached hereto as Exhibit 10.1 to this current report and is incorporated herein by reference.  The foregoing description of the Agreement is a summary of the material terms thereof and is qualified in its entirety by reference to said exhibit.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures contained in Item 1.01 above are incorporated into this item by reference.

Item 7.01 Regulation FD Disclosure.

On March 6, 2018, the Company issued a press release entitled “New Jersey Mining Company Adds Historic Gold/Tungsten Mine Property to its Murray Gold Belt Portfolio.”  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

d) Exhibits
10.1 99.1

Form of Agreement to Purchase the “Four Square Property Group” of Patented and Un-Patented Mining Claims, dated March 2, 2018.

Press Release, dated March 6, 2016, entitled “New Jersey Mining Company Adds Historic Gold/Tungsten Mine Property to its Murray Gold Belt Portfolio.”*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ John Swallow

John Swallow,

Its: President and CEO

Date: March 7, 2018